DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	December 31, 2014 vs. December 31, 2013		Dec 31, 2014	Dec 31, 2013	2014 vs. 2013
EARNINGS SUMMARY
Interest Income	$1,974	$1,926	$1,863	$1,833	$1,842	$132	7%	$7,596	$7,064	$532	8%
Interest Expense	302	288	274	270	273	29	11%	1,134	1,146	(12)	(1%)
Net Interest Income	1,672	1,638	1,589	1,563	1,569	103	7%	6,462	5,918	544	9%
Discount/Interchange Revenue	620	599	595	519	574	46	8%	2,333	2,162	171	8%
Rewards Cost	517	304	268	265	295	222	75%	1,354	1,036	318	31%
Discount and Interchange Revenue, net	103	295	327	254	279	(176)	(63%)	979	1,126	(147)	(13%)
Protection Products Revenue	75	78	78	83	84	(9)	(11%)	314	350	(36)	(10%)
Loan Fee Income	86	85	80	83	85	1	1%	334	320	14	4%
Transaction Processing Revenue	46	46	46	44	46	0	0%	182	192	(10)	(5%)
Other Income	55	48	52	51	66	(11)	(17%)	206	318	(112)	(35%)
Total Other Income	365	552	583	515	560	(195)	(35%)	2,015	2,306	(291)	(13%)

Revenue Net of Interest Expense	2,037	2,190	2,172	2,078	2,129	(92)	(4%)	8,477	8,224	253	3%

Provision for Loan Losses	457	354	360	272	354	103	29%	1,443	1,086	357	33%

Employee Compensation and Benefits	314	320	301	307	297	17	6%	1,242	1,164	78	7%
Marketing and Business Development	216	182	168	169	189	27	14%	735	717	18	3%
Information Processing & Communications	88	87	87	84	89	(1)	(1%)	346	333	13	4%
Professional Fees	128	111	112	99	108	20	19%	450	410	40	10%
Premises and Equipment	24	23	22	23	22	2	9%	92	82	10	12%
Other Expense	162	104	107	102	133	29	22%	475	488	(13)	(3%)
Total Other Expense	932	827	797	784	838	94	11%	3,340	3,194	146	5%

Income Before Income Taxes	648	1,009	1,015	1,022	937	(289)	(31%)	3,694	3,944	(250)	(6%)
Tax Expense	244	365	371	391	335	(91)	(27%)	1,371	1,474	(103)	(7%)
Net Income	$404	$644	$644	$631	$602	($198)	(33%)	$2,323	$2,470	($147)	(6%)

Net Income Allocated to Common Stockholders	$392	$630	$630	$618	$588	($196)	(33%)	$2,270	$2,414	($144)	(6%)

Effective Tax Rate	37.7%	36.2%	36.6%	38.3%	35.8%			37.1%	37.4%

Net Interest Margin	9.76%	9.78%	9.84%	9.87%	9.81%	(5)	bps	9.81%	9.57%	24	bps
Operating Efficiency	45.8%	37.8%	36.7%	37.7%	39.4%	639	bps	39.4%	38.8%	56	bps
ROE	14%	23%	23%	23%	22%			21%	24%

Ending Common Shares Outstanding	449	455	465	468	472	(23)	(5%)	449	472	(23)	(5%)
Weighted Average Common Shares Outstanding	452	460	466	471	475	(23)	(5%)	462	485	(23)	(5%)
Weighted Average Common Shares Outstanding (fully diluted)	453	461	467	472	477	(24)	(5%)	463	487	(24)	(5%)

PER SHARE STATISTICS
Basic EPS	$0.87	$1.37	$1.35	$1.31	$1.24	($0.37)	(30%)	$4.91	$4.97	($0.06)	(1%)
Diluted EPS	$0.87	$1.37	$1.35	$1.31	$1.23	($0.36)	(29%)	$4.90	$4.96	($0.06)	(1%)
Common Stock Price (period end)	$65.49	$64.39	$61.98	$58.19	$55.95	$9.54	17%	$65.49	$55.95	$9.54	17%
Book Value per share	$24.79	$24.82	$24.46	$23.53	$22.89	$1.90	8%	$24.79	$22.89	$1.90	8%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	December 31, 2014 vs. December 31, 2013		Dec 31, 2014	Dec 31, 2013	2014 vs. 2013
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$646	$981	$984	$994	$911	($265)	(29%)	$3,605	$3,864	($259)	(7%)
Payment Services	2	28	31	28	26	(24)	(92%)	89	80	9	11%
Total	$648	$1,009	$1,015	$1,022	$937	($289)	(31%)	$3,694	$3,944	($250)	(6%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	523	522	514	461	522	1	0%	2,020	1,947	73	4%
PULSE Network	1,085	1,071	1,090	1,037	1,044	41	4%	4,283	4,187	96	2%
Total	1,608	1,593	1,604	1,498	1,566	42	3%	6,303	6,134	169	3%

NETWORK VOLUME
PULSE Network	$41,788	$40,636	$41,500	$41,927	$40,368	$1,420	4%	$165,851	$159,805	$6,046	4%
Network Partners	2,263	2,185	2,617	2,381	2,613	(350)	(13%)	9,446	9,808	(362)	(4%)
Diners Club International [1]	6,933	6,777	6,733	6,527	6,826	107	2%	26,970	26,867	103	0%
Total Payment Services	50,984	49,598	50,850	50,835	49,807	1,177	2%	202,267	196,480	5,787	3%
Discover Network - Proprietary	32,005	30,577	30,342	26,547	30,622	1,383	5%	119,471	113,791	5,680	5%
Total	$82,989	$80,175	$81,192	$77,382	$80,429	$2,560	3%	$321,738	$310,271	$11,467	4%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	December 31, 2014 vs. December 31, 2013
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$11,339	$11,480	$11,254	$13,858	$11,727	($388)	(3%)
Total Loan Receivables	69,969	67,366	65,875	63,852	65,771	4,198	6%
Allowance for Loan Losses	(1,746)	(1,644)	(1,614)	(1,591)	(1,648)	(98)	(6%)
Net Loan Receivables	68,223	65,722	64,261	62,261	64,123	4,100	6%
Premises and Equipment, net	670	661	665	668	654	16	2%
Goodwill and Intangible Assets, net	433	461	463	466	469	(36)	(8%)
Other Assets	2,461	2,272	2,294	2,331	2,367	94	4%
Total Assets	$83,126	$80,596	$78,937	$79,584	$79,340	$3,786	5%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,766	$28,830	$28,739	$28,711	$28,357	$409	1%
Brokered Deposits and Other Deposits	17,323	16,552	15,706	16,273	16,602	721	4%
Deposits	46,089	45,382	44,445	44,984	44,959	1,130	3%
Borrowings	22,657	21,057	20,177	20,306	20,614	2,043	10%
Accrued Expenses and Other Liabilities	3,246	2,856	2,934	3,273	2,958	288	10%
Total Liabilities	71,992	69,295	67,556	68,563	68,531	3,461	5%
Total Equity	11,134	11,301	11,381	11,021	10,809	325	3%
Total Liabilities and Stockholders' Equity	$83,126	$80,596	$78,937	$79,584	$79,340	$3,786	5%

BALANCE SHEET STATISTICS
Total Common Equity	$10,574	$10,741	$10,821	$10,461	$10,249	$325	3%
Total Common Equity/Total Assets	12.7%	13.3%	13.7%	13.1%	12.9%
Total Common Equity/Net Loans	15.5%	16.3%	16.8%	16.8%	16.0%

Tangible Assets	$82,693	$80,135	$78,474	$79,118	$78,871	$3,822	5%
Tangible Common Equity [1]	$10,141	$10,280	$10,358	$9,995	$9,780	$361	4%
Tangible Common Equity/Tangible Assets [1]	12.3%	12.8%	13.2%	12.6%	12.4%
Tangible Common Equity/Net Loans [1]	14.9%	15.6%	16.1%	16.1%	15.3%
Tangible Common Equity per share [1]	$22.58	$22.57	$22.26	$21.34	$20.71	$1.87	9%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.0%	17.8%	18.3%	18.1%	17.4%
Tier 1 Risk Based Capital Ratio	14.9%	15.6%	16.0%	15.8%	15.2%
Tier 1 Common Capital Ratio [2]	14.1%	14.8%	15.2%	14.9%	14.3%
Common Equity Tier 1 Capital Ratio [3]	14.1%	14.7%	N/A	N/A	N/A
Tier 1 Leverage Ratio	13.2%	13.7%	14.0%	13.4%	13.4%

LIQUIDITY
Liquidity Portfolio	$10,752	$10,944	$10,337	$12,141	$11,115	($363)	(3%)
Undrawn Credit Facilities [4]	23,524	22,877	22,964	22,284	21,500	2,024	9%
Total Liquidity	$34,276	$33,821	$33,301	$34,425	$32,615	$1,661	5%

[1] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Tier 1 Common Capital Ratio (under Basel I) is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[3] Common Equity Tier 1 Capital Ratio (under fully phased-in Basel III rules) is calculated using common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on Basel III final rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under Basel III final rules to tier 1 common equity and risk weighted assets calculated under Basel I see Reconciliation of GAAP to non-GAAP Data schedule

[4] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	December 31, 2014 vs. December 31, 2013
AVERAGE BALANCES
Assets
Cash and Investment Securities	$11,886	$10,742	$11,037	$11,244	$11,661	$225	2%
Restricted Cash	242	498	563	1,768	488	(246)	(50%)
Credit Card Loans	54,169	53,130	51,718	51,347	50,957	3,212	6%
Private Student Loans	8,478	8,310	8,301	8,377	8,124	354	4%
Personal Loans	4,954	4,718	4,426	4,259	4,114	840	20%
Other Loans	329	323	283	244	248	81	33%
Total Loans	67,930	66,481	64,728	64,227	63,443	4,487	7%
Total Interest Earning Assets	80,058	77,721	76,328	77,239	75,592	4,466	6%
Allowance for Loan Losses	(1,676)	(1,625)	(1,599)	(1,678)	(1,575)	(101)	(6%)
Other Assets	4,303	4,289	4,253	4,271	4,405	(102)	(2%)
Total Assets	$82,685	$80,385	$78,982	$79,832	$78,422	$4,263	5%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,828	$28,835	$28,752	$28,572	$28,592	$236	1%
Brokered Deposits and Other Deposits	16,755	15,810	15,638	16,280	15,669	1,086	7%
Total Interest-bearing Deposits	45,583	44,645	44,390	44,852	44,261	1,322	3%
Short-term Borrowings	107	129	113	93	114	(7)	(6%)
Securitized Borrowings	17,219	16,535	15,976	17,014	16,584	635	4%
Other Long-term Borrowings	4,950	4,341	3,889	3,572	3,099	1,851	60%
Total Interest-bearing Liabilities	67,859	65,650	64,368	65,531	64,058	3,801	6%
Other Liabilities & Stockholders' Equity	14,826	14,735	14,614	14,301	14,364	462	3%
Total Liabilities and Stockholders' Equity	$82,685	$80,385	$78,982	$79,832	$78,422	$4,263	5%

AVERAGE RATES
Assets
Cash and Investment Securities	0.72%	0.80%	0.76%	0.75%	0.77%	(5)	bps
Restricted Cash	0.10%	0.09%	0.08%	0.08%	0.06%	4	bps
Credit Card Loans	12.08%	12.04%	12.10%	12.14%	12.08%	0	bps
Private Student Loans	6.85%	6.82%	6.84%	6.85%	6.63%	22	bps
Personal Loans	12.25%	12.21%	12.49%	12.54%	12.53%	(28)	bps
Other Loans	3.78%	3.83%	3.69%	3.27%	3.12%	66	bps
Total Loans	11.40%	11.36%	11.42%	11.44%	11.38%	2	bps
Total Interest Earning Assets	9.78%	9.83%	9.79%	9.62%	9.67%	11	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.26%	1.26%	1.27%	1.29%	1.33%	(7)	bps
Brokered Deposits and Other Deposits	1.53%	1.54%	1.54%	1.54%	1.58%	(5)	bps
Total Interest-bearing Deposits	1.36%	1.36%	1.37%	1.38%	1.42%	(6)	bps
Short-term Borrowings	1.54%	1.42%	1.60%	1.90%	2.04%	(50)	bps
Securitized Borrowings	1.88%	1.82%	1.74%	1.67%	1.65%	23	bps
Other Long-term Borrowings	5.09%	5.28%	5.54%	5.24%	5.78%	(69)	bps
Total Interest-bearing Liabilities	1.77%	1.74%	1.71%	1.67%	1.69%	8	bps

Net Interest Margin	9.76%	9.78%	9.84%	9.87%	9.81%	(5)	bps
Net Yield on Interest-earning Assets	8.28%	8.36%	8.35%	8.21%	8.23%	5	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	December 31, 2014 vs. December 31, 2013		Dec 31, 2014	Dec 31, 2013	2014 vs. 2013
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$69,969	$67,366	$65,875	$63,852	$65,771	$4,198	6%	$69,969	$65,771	$4,198	6%
Average Loans [1,2]	$67,930	$66,481	$64,728	$64,227	$63,443	$4,487	7%	$65,853	$61,820	$4,033	7%

Interest Yield	11.40%	11.36%	11.42%	11.44%	11.38%	2	bps	11.40%	11.28%	12	bps
Gross Principal Charge-off Rate	2.70%	2.63%	2.82%	2.82%	2.63%	7	bps	2.74%	2.81%	(7)	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	2.86%	2.79%	3.01%	3.01%	2.82%	4	bps	2.91%	3.03%	(12)	bps
Net Principal Charge-off Rate	2.06%	1.94%	2.08%	2.08%	1.90%	16	bps	2.04%	1.98%	6	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.18%	2.06%	2.22%	2.22%	2.03%	15	bps	2.17%	2.14%	3	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.66%	1.64%	1.56%	1.65%	1.64%	2	bps	1.66%	1.64%	2	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.78%	0.75%	0.73%	0.80%	0.77%	1	bps	0.78%	0.77%	1	bps
Gross Principal Charge-off Dollars	$463	$440	$455	$447	$421	$42	10%	$1,806	$1,739	$67	4%
Net Principal Charge-off Dollars	$355	$324	$337	$329	$304	$51	17%	$1,345	$1,226	$119	10%
Net Interest and Fee Charge-off Dollars	$91	$85	$87	$89	$82	$9	11%	$352	$339	$13	4%
Loans Delinquent Over 30 Days [3]	$1,100	$1,043	$964	$985	$1,010	$90	9%	$1,100	$1,010	$90	9%
Loans Delinquent Over 90 Days [3]	$517	$476	$451	$478	$475	$42	9%	$517	$475	$42	9%

Allowance for Loan Loss (period end)	$1,746	$1,644	$1,614	$1,591	$1,648	$98	6%	$1,746	$1,648	$98	6%
Change in Loan Loss Reserves	$102	$30	$23	($57)	$50	$52	104%	$98	($140)	$238	170%
Reserve Rate	2.50%	2.44%	2.45%	2.49%	2.51%	(1)	bps	2.50%	2.51%	(1)	bps
Reserve Rate Excluding PCI Loans [3]	2.59%	2.54%	2.56%	2.61%	2.63%	(4)	bps	2.59%	2.63%	(4)	bps

CREDIT CARD LOANS
Ending Loans	$56,128	$53,699	$52,742	$50,879	$53,150	$2,978	6%	$56,128	$53,150	$2,978	6%
Average Loans	$54,168	$53,130	$51,718	$51,347	$50,957	$3,211	6%	$52,600	$49,816	$2,784	6%

Interest Yield	12.08%	12.04%	12.10%	12.14%	12.08%	0	bps	12.09%	12.00%	9	bps
Gross Principal Charge-off Rate	3.03%	2.99%	3.22%	3.22%	2.98%	5	bps	3.11%	3.22%	(11)	bps
Net Principal Charge-off Rate	2.26%	2.16%	2.33%	2.32%	2.09%	17	bps	2.27%	2.21%	6	bps
Delinquency Rate (over 30 days)	1.73%	1.71%	1.63%	1.72%	1.72%	1	bps	1.73%	1.72%	1	bps
Delinquency Rate (over 90 days)	0.85%	0.82%	0.80%	0.87%	0.84%	1	bps	0.85%	0.84%	1	bps
Gross Principal Charge-off Dollars	$413	$400	$415	$408	$384	$29	8%	$1,636	$1,604	$32	2%
Net Principal Charge-off Dollars	$309	$289	$300	$294	$269	$40	15%	$1,191	$1,100	$91	8%
Loans Delinquent Over 30 Days	$971	$920	$860	$876	$912	$59	6%	$971	$912	$59	6%
Loans Delinquent Over 90 Days	$480	$440	$420	$442	$447	$33	7%	$480	$447	$33	7%

Allowance for Loan Loss (period end)	$1,474	$1,388	$1,359	$1,342	$1,406	$68	5%	$1,474	$1,406	$68	5%
Change in Loan Loss Reserves	$86	$29	$17	($64)	$13	$73	NM	$68	($207)	$275	133%
Reserve Rate	2.63%	2.58%	2.58%	2.64%	2.65%	(2)	bps	2.63%	2.65%	(2)	bps

Total Discover Card Volume	$33,211	$32,091	$31,732	$28,077	$31,755	$1,456	5%	$125,111	$118,594	$6,517	5%
Discover Card Sales Volume	$30,871	$29,609	$29,341	$25,697	$29,530	$1,341	5%	$115,518	$109,957	$5,561	5%
Rewards Rate	1.67%	1.03%	0.91%	1.03%	1.00%	67	bps	1.17%	0.94%	23	bps

[1] Total Loans includes mortgages and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	December 31, 2014 vs. December 31, 2013		Dec 31, 2014	Dec 31, 2013	2014 vs. 2013
PRIVATE STUDENT LOANS
Ending Loans	$8,510	$8,494	$8,251	$8,372	$8,148	$362	4%	$8,510	$8,148	$362	4%
Ending PCI Loans [1]	$3,660	$3,788	$3,915	$4,046	$4,178	($518)	(12%)	$3,660	$4,178	($518)	(12%)

Interest Yield	6.85%	6.82%	6.84%	6.85%	6.63%	22	bps	6.84%	6.54%	30	bps
Net Principal Charge-off Rate	0.79%	0.61%	0.68%	0.67%	0.67%	12	bps	0.69%	0.58%	11	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.40%	1.14%	1.30%	1.31%	1.41%	(1)	bps	1.29%	1.30%	(1)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.80%	1.78%	1.66%	1.79%	1.66%	14	bps	1.80%	1.66%	14	bps

Reserve Rate	1.59%	1.56%	1.55%	1.45%	1.39%	20	bps	1.59%	1.39%	20	bps
Reserve Rate excluding PCI Loans [2]	2.20%	2.21%	2.29%	2.16%	2.14%	6	bps	2.20%	2.14%	6	bps

PERSONAL LOANS
Ending Loans	$5,007	$4,830	$4,579	$4,310	$4,191	$816	19%	$5,007	$4,191	$816	19%

Interest Yield	12.25%	12.21%	12.49%	12.54%	12.53%	(28)	bps	12.36%	12.52%	(16)	bps
Net Principal Charge-off Rate	2.20%	1.92%	1.95%	2.07%	2.00%	20	bps	2.04%	2.13%	(9)	bps
Delinquency Rate (over 30 days)	0.79%	0.75%	0.66%	0.68%	0.70%	9	bps	0.79%	0.70%	9	bps

Reserve Rate	2.40%	2.23%	2.37%	2.52%	2.67%	(27)	bps	2.40%	2.67%	(27)	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	December 31, 2014 vs. December 31, 2013		Dec 31, 2014	Dec 31, 2013	2014 vs. 2013
DIRECT BANKING
Interest Income	$1,974	$1,926	$1,863	$1,833	$1,842	$132	7%	$7,596	$7,064	$532	8%
Interest Expense	302	288	274	270	273	29	11%	1,134	1,146	(12)	(1%)
Net Interest Income	1,672	1,638	1,589	1,563	1,569	103	7%	6,462	5,918	544	9%
Other Income	286	475	503	436	475	(189)	(40%)	1,700	1,976	(276)	(14%)
Revenue Net of Interest Expense	1,958	2,113	2,092	1,999	2,044	(86)	(4%)	8,162	7,894	268	3%
Provision for Loan Losses	454	356	360	270	352	102	29%	1,440	1,069	371	35%
Total Other Expense	858	776	748	735	781	77	10%	3,117	2,961	156	5%
Income Before Income Taxes	$646	$981	$984	$994	$911	($265)	(29%)	$3,605	$3,864	($259)	(7%)

Net Interest Margin	9.77%	9.79%	9.85%	9.88%	9.82%	(5)	bps	9.82%	9.58%	24	bps
Pretax Return on Loan Receivables	3.78%	5.86%	6.10%	6.29%	5.70%	(192)	bps	5.48%	6.26%	(78)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	79	77	80	79	85	(6)	(7%)	315	330	(15)	(5%)
Revenue Net of Interest Expense	79	77	80	79	85	(6)	(7%)	315	330	(15)	(5%)
Provision for Loan Losses	3	(2)	—	2	2	1	50%	3	17	(14)	(82%)
Total Other Expense	74	51	49	49	57	17	30%	223	233	(10)	(4%)
Income Before Income Taxes	$2	$28	$31	$28	$26	($24)	(92%)	$89	$80	$9	11%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Common Equity Tier 1 Capital Ratio is calculated under fully phased-in Basel III rules, and represents common equity tier 1 capital divided by risk weighted assets. The Common Equity Tier 1 Capital Ratio is a non-GAAP measure. The Company believes that the Common Equity Tier 1 Capital Ratio based on Basel III final rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under Basel III final rules to tier 1 common equity and risk weighted assets calculated under Basel I, see Reconciliation of GAAP to Non-GAAP Data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Regulatory capital ratios are calculated under Basel I. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
GAAP total common equity	$10,574	$10,741	$10,821	$10,461	$10,249
Less: Goodwill	(257)	(284)	(284)	(284)	(284)
Less: Intangibles	(176)	(177)	(179)	(182)	(185)
Tangible common equity [1]	$10,141	$10,280	$10,358	$9,995	$9,780
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital	138	70	73	71	69
Total tier 1 common capital (Basel I) [2]	$10,279	$10,350	$10,431	$10,066	$9,849
Add: Adjustments related to capital components [3]	26	21	N/A	N/A	N/A
Common equity Tier 1 capital (Basel III final rule)	$10,305	$10,371	N/A	N/A	N/A

Risk weighted assets (Basel I)	$72,889	$70,132	$68,755	$67,365	$68,649
Risk weighted assets (Basel III final rule) [4]	$73,315	$70,560	N/A	N/A	N/A
Tier 1 common capital ratio (Basel I) [5]	14.1%	14.8%	15.2%	14.9%	14.3%
Common equity Tier 1 capital ratio (Basel III final rule) [6]	14.1%	14.7%	N/A	N/A	N/A

GAAP book value per share	$24.79	$24.82	$24.46	$23.53	$22.89
Less: Goodwill	(0.57)	(0.62)	(0.62)	(0.60)	(0.60)
Less: Intangibles	(0.39)	(0.39)	(0.38)	(0.39)	(0.39)
Less: Preferred Stock	(1.25)	(1.23)	(1.20)	(1.20)	(1.19)
Tangible common equity per share	$22.58	$22.58	$22.26	$21.34	$20.71

[1] Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company

[2] Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital

[3] Adjustments related to capital components include deferred tax liabilities related to intangible assets and deduction for deferred tax assets

[4] Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets compared to Basel I include higher risk weighting for past due loans and unfunded commitments

[5] Tier 1 common capital ratio is calculated using tier 1 common capital (Basel I), a non-GAAP measure, divided by risk weighted assets (Basel I)

[6] Common equity tier 1 capital ratio is calculated using common equity tier 1 capital (under fully phased-in Basel III rules), a non-GAAP measure, divided by risk weighted assets (under fully phased-in-Basel III rules)